REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of March 30, 2000, by, and among Ebiz Enterprises, Inc., a Nevada corporation (the "PURCHASER"), and Kim Goldberger and Joel Goldberger (collectively, the "STOCKHOLDERS").

                                    RECITALS:

     A. Pursuant to the Exchange Agreement, the Purchaser has acquired from the Stockholders all of the outstanding capital stock of InfoMagic, Inc., an Arizona corporation, in exchange for 200,000 shares of the Common Stock of the Purchaser; and

     B. Under certain circumstances, the Purchaser may be required to issue additional shares of Common Stock to the Stockholders; and

     C. The Purchaser and the Stockholders desire to provide to the Stockholders certain registration rights with respect to the Ebiz Shares.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the parties do hereby agree as follows:

     1. REGISTRATION RIGHTS

          1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          "1933 ACT" means the Securities Act of 1933, as amended.

          "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          "AGREEMENT" means this Registration Rights Agreement.

          "COMMON STOCK" means the Common Stock, $.001 par value per share, of the Purchaser.

          "EBIZ" means the Ebiz Shares.

          "EBIZ SHARES" means the 200,000 shares of Common Stock issued to the Stockholders pursuant to the Exchange Agreement.

          "PURCHASER" shall be as defined in the preamble hereof.
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          "REGISTER",  "REGISTERED" and  "REGISTRATION"  refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness by the SEC of such registration statement or document.

          "SEC" means the Securities and Exchange Commission.

          "STOCKHOLDERS" shall be as defined in the preamble hereof.

          1.2 PIGGYBACK REGISTRATION. If at any time or from time to time the Purchaser proposes to register (including for this purpose a registration effected by the Purchaser for its own account or for shareholders other than the Stockholders) any of its Common Stock or other securities under the 1933 Act (other than a registration relating either solely to the sale of securities to participants in a Purchaser stock option, stock purchase or similar plan or solely to an SEC Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Ebiz Shares), the Purchaser shall, at such time, promptly give to the Stockholders written notice thereof (which shall include a list of the jurisdictions in which the Purchaser intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws). Upon the written request of all of the Stockholders given within 5 days after the receipt of such notice given by the Purchaser, the Purchaser may, in its sole discretion and subject to the approval of JEM Ventures EBIZ, LLC, cause to be included in such registration (and any related qualification under Blue Sky laws or other compliance thereunder), and in any underwriting involved therein, all, but not less than all, of the Ebiz Shares.

     2. OBLIGATIONS OF THE PARTIES

          2.1 Purchaser's Obligations. Whenever the Purchaser proposes to register its Common Stock and, as provided for in Section 1.2, the Purchaser receives a request to include the Ebiz Shares, if the Purchaser approves such request, the Purchaser shall thereafter:

               (a) Prepare and file with the SEC a registration statement with respect to such Common Stock, including the Ebiz Shares, and use commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for up to 1 year.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Stockholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Ebiz Shares owned by them.

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               (d) In the event of any underwritten public offering,  enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (e) Notify each Stockholder of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (f) Promptly after any registration statement with respect to any Ebiz Shares becomes effective, notify each Stockholders in writing of such effectiveness.

     2.2 STOCKHOLDER'S OBLIGATION. Each Stockholder shall furnish to the Purchaser information regarding himself, the Ebiz Shares held by him and the intended method of disposition of such shares as shall be reasonably required to effect the registration of such Ebiz Shares.

     2.3 EXPENSES OF REGISTRATION. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including without limitation all registration, filing and qualification fees, printers and accounting fees, fees and disbursement of counsel for the Purchaser (but not for Stockholders' counsel), provided that shall be borne by the Purchaser; PROVIDED, HOWEVER, that (i) the Purchaser shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of all of the Stockholders (in which case the Stockholders shall bear such expenses pro rata on the basis of the number of their Ebiz Shares requested to be included in the registration); and (ii) Purchaser shall be responsible for blue sky fees and costs solely to qualify the Ebiz Shares for exemption from registration for resale of such securities under applicable jurisdictions.

     3. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares being issued by the Purchaser, the Purchaser shall not include any of the Stockholders' Ebiz Shares in such underwriting (a) unless the Stockholders accept the terms of the underwriting (such to be in customary form) as agreed upon between the Purchaser and the underwriter chosen by it; and/or
(b) if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten in connection with such offering.

     4. DELAY OF REGISTRATION. No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     5. GENERAL

          5.1 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested,

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
postage prepaid, to the Stockholders at 11950 North Highway 89, Flagstaff, Arizona 86004, and to the Purchaser at 15695 North 83rd Way, Scottsdale, Arizona 85260, Attention: President. Any party may change its address for purposes hereof by notice to all other parties in the manner provided above.

          5.2 AMENDMENTS AND WAIVERS. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement may not be modified or amended except in a writing executed by the Purchaser and all of the Stockholders. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          5.3 ENTIRE AGREEMENT. With respect to the subject matter hereof, this Agreement, embodies the entire agreement and understanding between the
Stockholders and the Purchaser, and supersedes all prior agreements and understandings relating to such subject matter.

          5.4   COUNTERPARTS.   This   Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.5 HEADINGS. The headings of the sections, subsections and paragraphs of this Agreement have been added for convenience or reference only and shall not be deemed to be a part of this Agreement.

          5.6 SEVERABILITY. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions of this Agreement, and, to the extent permitted by law, any determination of invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          5.7 ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representatives, successors and assigns of the parties. Neither party shall assign any of its rights or obligations hereunder to any third party without the prior written consent of the other party.

          5.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without reference to conflicts of law principles, as such law applies to agreements between Arizona residents entered into and to be performed entirely within Arizona.

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
     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                        PURCHASER:

                                        EBIZ ENTERPRISES, INC.


                                        By: /s/ Jeffrey I. Rassas
                                           -------------------------------------

                                        Name: Jeffrey I. Rassas
                                             -----------------------------------

                                        Title: Chief Executive Officer
                                              ----------------------------------


                                        STOCKHOLDERS:

                                        /s/ Kim Goldberger
                                        ----------------------------------------
                                        Kim Goldberger

                                        /s/ Joel Goldberger
                                        ----------------------------------------
                                        Joel Goldberger

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